SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          ______________


                            FORM 8-K/A

                          CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

                          ______________



            Date of Report (Date of earliest event reported):
                           March 12, 2002



                          CAMBEX CORPORATION
       (Exact name of registrant as specified in its charter)


Massachusetts	                O-6933             04-2442959
(State or other                (Commission        (IRS Employer
jurisdiction of                File Number)     Identification No.)
incorporation)




                             360 Second Avenue
                        Waltham, Massachusetts 02451
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 890-6000

Item 2. Acquisition or Disposition of Assets

On March 12, 2002, Cambex Corporation completed the acquisition of Super PC Memory, Inc., pursuant to the terms of the Stock Purchase and Sale Agreement dated as of January 31, 2002.

Effective as of March 12, 2002, Super PC Memory, Inc. is a wholly-owned subsidiary of Cambex Corporation. The sellers received 560,000 shares of Cambex Corporation common stock and will receive fifteen percent (15%) of Super PC Memory, Inc.'s gross profit for the period from March 12, 2002 through December 31, 2004, payable in installment payments pursuant to the terms of the Stock Purchase and Sale Agreement.

The Company filed a Current Report on Form 8-K on March 27, 2002 to announce the Stock Purchase and Sale Agreement. The Company is filing this Amendment to the Form 8-K in order to include financial statements and pro forma financial information required by Item 7 of Form 8-K.

The Stock Purchase and Sale Agreement was included as Exhibit 2.1 to the Company's Current Report on Form 8-K dated March 27, 2002, and is incorporated herein by reference. A copy of Cambex Corporation's press release announcing the completion of the acquisition was included as Exhibit 99 to the Company's Current Report on Form 8-K dated March 27, 2002, and is incorporated herein by reference. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.


Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

1. Independent Auditors' Report

2. Balance Sheet as of December 31, 2001

3. Statements of Operations for the years ended December 31, 2001 and 2000

4. Statement of Changes in Stockholders' Equity for the years ended December 31, 2001 and 2000

5. Statement of Cash Flows for the years ended December 31, 2001 and 2000

6. Notes to Financial Statements as of December 31, 2001


(b) Pro Forma Financial Information.

1. Unaudited Pro Forma Combined Financial Information

2. Unaudited Pro Forma Combined Balance Sheet as of December 31, 2001

3. Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2001

4. Notes to Pro Forma Combined Financial Information

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
Super PC Memory, Inc.

We have audited the accompanying balance sheet of Super PC Memory, Inc. as of December 31, 2001 and the related statements of operations, change in stockholders' equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Super PC Memory, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ WEINBERG & COMPANY, P.A.

WEINBERG & COMPANY, P.A.


Los Angeles, California
March 22, 2002

                               SUPER PC MEMORY, INC.
                                   BALANCE SHEET
                              AS OF DECEMBER 31, 2001



                                     ASSETS

CURRENT ASSETS
Cash and cash equivalents                                 $    54,259
Accounts receivable, net                                    1,795,882
Inventory                                                     830,487
Prepaid expenses                                               18,006

Total Current Assets                                        2,698,634

PROPERTY AND EQUIPMENT - NET                                   11,880

OTHER ASSETS
Deposits                                                       10,710
Goodwill, net                                                 302,907
Other assets                                                    7,800
Total Other Assets                                            321,417

TOTAL ASSETS                                              $ 3,031,931



                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Cash overdraft                                            $   240,672
Line of credit payable                                      1,191,988
Accounts payable                                              617,695
Accrued expenses                                              180,497
Total Current Liabilities                                   2,230,852

LONG-TERM LIABILITIES
Note payable - stockholder                                    401,863

STOCKHOLDERS' EQUITY
Common stock, no par value, 100,000 shares authorized,
54,902 shares issued and outstanding                          411,765
Common stock to be issued                                      13,726
Less: subscriptions receivable                                (13,726)
Deficit                                                       (12,549)
Total Stockholders' Equity                                    399,216

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 3,031,931


See accompanying notes to financial statements.

                             SUPER PC MEMORY, INC.
                           STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000





                                                    2001           2000


SALES - NET                                     $ 22,555,562  $ 40,944,081

COST OF SALES                                     16,505,549    34,629,380

GROSS PROFIT                                       6,050,013     6,314,701

OPERATING EXPENSES
Selling expenses                                     456,848       422,209
Salaries                                           3,344,138     3,113,552
Bad debts                                          1,404,520        95,121
General and administrative expenses                2,551,046     2,143,235
Depreciation and amortization expense                120,159        81,345
  Total Operating Expenses                         7,876,711     5,855,462

(LOSS) INCOME FROM OPERATIONS                     (1,826,698)      459,239

OTHER INCOME (EXPENSE)
Interest and other income                              4,966        13,714
Interest expense                                    (228,674)     (331,348)
  Total Other Expense                               (223,708)     (317,634)

NET (LOSS) INCOME                               $ (2,050,406) $    141,605

Net (loss) income per common share -
 basic and diluted                              $     (37.35) $       2.58

Weighted average number of shares outstanding
 during the year - basic and diluted                  54,902        54,902




See accompanying notes to financial statements.

                              SUPER PC MEMORY, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                         Retained
                 Common Stock    Stock To  Subscription  Earnings    Total
                Shares   Amount  Be Issued  Receivable   (Deficit)

Balance,
January 1, 2000   54,902$411,765 $  -       $   -    $ 2,176,252 $ 2,588,017

Dividends paid      -       -       -           -       (250,000)   (250,000)

Net income, 2000    -       -       -           -        141,605     141,605

Balance
December 31,2000 54,902 411,765     -           -      2,067,857   2,479,622

Dividends paid     -       -        -           -        (30,000)    (30,000)

Stock to be issued -       -      13,726     (13,726)       -           -

Net loss, 2001     -       -        -           -     (2,050,406) (2,050,406)

BALANCE,
 DECEMBER 31,
 2001            54,902$411,765 $ 13,726  $  (13,726)$   (12,549)$   399,216


See accompanying notes to financial statements.

                           SUPER PC MEMORY, INC.
                          STATEMENTS OF CASH FLOW
                   FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000




                                                       2001	         2000

CASH FLOWS FROM OPERATING ACTIVITIES:

Net (Loss) Income                                 $ (2,050,406) $   141,605
Adjustments to reconcile net (loss) income
 to net cash provided by operating activities:
Depreciation and amortization                          120,159       81,345
Bad debt expense                                     1,404,520       95,121
Write-down of fixed assets                              14,851         -
Changes in operating assets and liabilities:
(Increase) decrease in:
 Accounts receivable                                 1,392,411    1,438,682
 Inventories                                           882,283     (399,439)
 Prepaid expenses                                         (915)     (13,225)
 Other assets                                             -         (33,666)
Increase (decrease) in:
 Accounts payable                                      (62,533)    (113,756)
 Cash overdraft                                        170,173     (269,068)
 Due to stockholder                                       -         100,000
 Accrued expenses                                       86,570       24,255
     Net Cash Provided By Operating Activities       1,957,113    1,051,854

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment                     (2,650)     (57,643)
     Net Cash Used In Investing Activities              (2,650)     (57,643)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends                                              (30,000)    (250,000)
Payments on line of credit                          (1,870,204)    (744,211)
     Net Cash Used In Financing Activities          (1,900,204)    (994,211)


NET INCREASE IN CASH                                    54,259         -

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR             -            -

CASH AND CASH EQUIVALENTS - END OF YEAR           $     54,259  $      -

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for interest            $    228,674  $   331,348


See accompanying notes to financial statements.

                          SUPER PC MEMORY, INC.
                      NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 2001



NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) Organization and Description of Business

Super PC Memory, Inc. (the "Company") was incorporated in the State of California in March 1993. The Company assembles and distributes computer memory chips and sells primarily to wholesalers. The Company's assembling operations are performed through a related party assembler (See Note 11).

(B) Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D) Inventories

Inventories are stated at the lower of cost or market.

(E) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets which range from five to twelve years.

(F) Intangibles

Goodwill and other intangible assets are amortized on the straight-line basis over the estimated future periods to be benefited. Goodwill, the excess of the Company's purchase price over the fair value of the net assets acquired, is amortized over fifteen years(See Note 1(J)).

(G) Income Taxes

The Company elected to become a subchapter S corporation for federal income tax purpose and therefore the income is recognized by the shareholders on their individual tax returns. Under California law, the Company reports income at the corporate level for state purposes.

                          SUPER PC MEMORY, INC.
                      NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 2001


(H) Revenue Recognition

The Company recognizes revenues when goods are shipped. The Company's terms are free on board shipping point and title is considered to have passed once the carrier picks up the order.

(I) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", ("SFAS 107"), requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

The carrying amounts of the Company's financial instruments, including accounts receivable, accounts payable, accrued liabilities, and notes and loans payable approximates fair value due to the relatively short period to maturity for these instruments.

(J) Recent Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards. Statement of Financial Accounting Standards No. 141, "Business Combinations", ("SFAS 141"), supersedes APB Opinion 16 and various related pronouncements. Pursuant to the new guidance in SFAS 141, all business combinations must be accounted for under the purchase method of accounting; the pooling-of-interests method is no longer permitted. SFAS 141 also establishes new rules concerning the recognition of goodwill and other intangible assets arising in a purchase business combination and requires disclosure of more information concerning a business combination in the period in which it is completed. This statement is generally effective for business combinations initiated on or after July 1, 2001.

Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", ("SFAS 142"), supercedes APB Opinion 17 and related interpretations. SFAS 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS 141. Under SFAS 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized. All intangible assets being amortized as well as those that are

                         SUPER PC MEMORY, INC.
                      NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 2001



not are both subject to review for potential impairment under Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", ("SFAS 121"). SFAS 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

SFAS 142 is effective for fiscal years beginning after December 15, 2001, and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS 121, even though SFAS 142 has not yet been adopted. However, previously acquired goodwill should continue to be amortized until SFAS 142 is first adopted.

Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", ("SFAS 143"), establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

The adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

NOTE 2	ACCOUNTS RECEIVABLE

Accounts receivable were as follows at December 31, 2001:

Accounts receivable                              $ 1,815,882
Allowance for doubtful accounts                      (20,000)
                                                 $ 1,795,882

In 2001, the Company wrote off as a bad debt a note receivable of approximately $1,030,000 due to the insolvency of the debtor.

NOTE 3	INVENTORY

Inventory consisted of the following at December 31, 2001:

Raw materials                                   $   278,164
Finished goods                                      552,323
                                                $   830,487

                          SUPER PC MEMORY, INC.
                      NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 2001


NOTE 4	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2001:

Equipment                                       $  127,500
Machinery and equipment                            116,502
Furniture and fixtures                              11,542
Automobile                                           7,987
                                                   263,531
Less accumulated depreciation                      251,651
                                                $   11,880

Depreciation expense for the years ended December 31, 2001 and 2000 was $32,789 and $39,704, respectively.

NOTE 5	NOTE PAYABLE - LINE OF CREDIT

The Company entered into a one year $2,500,000 line of credit agreement with Manufacturers Bank maturing October 30, 2002.
The agreement calls for an interest rate based on the bank
prime rate or the LIBOR rate at the request date at the
option of the Company.  At the time of such agreement, the
bank prime rate was 5.5%.  The loan is secured by the assets of the Company and calls for certain financial ratios to
be maintained including tangible net worth of $1,000,000, debt to tangible net worth of 3.2 to 1, a current ratio of 1.1,
and avoidance of two quarters of consecutive after tax net
losses. At December 31, 2001 the Company was not in compliance
with such covenants.                                             $ 1,191,988

The Company's shareholders and a related party are guarantors under the covenants.

During 2002, the Company negotiated with a lender to refinance the Manufacturers Bank line of credit.

NOTE 6	NOTE PAYABLE STOCKHOLDER

At December 31, 2001 the Company was indebted to a stockholder for $401,863. The loan calls for interest at 8% and is due on October 1, 2005.


NOTE 7	INCOME TAXES

California tax statutes allow a corporation to carry forward losses but does not allow a carry back. For the year 2001 the Company has $2,050,406 of California losses that it can carry forward to offset future income. Under the current state rate this represents a deferred tax asset of approximately $30,800 which has been fully offset by a valuation allowance due to the uncertainty of its recognition.

                          SUPER PC MEMORY, INC.
                      NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 2001


NOTE 8	COMMITMENTS

The Company leases equipment and office facilities in Irvine, California from a related party and a sales office in Westminster, Colorado. All of the Company's leases are considered operating leases. Rental expense amounted to $294,989 and $278,589 in 2001 and 2000, respectively. The Company's lease in Irvine expires on December 31, 2004 and the Colorado lease expires on October 1, 2008.

Minimum future rental payments as of December 31, 2001 are as follows:

                          Year                 Amount

                          2002                $  295,000
                          2003                   295,000
                          2004                   237,000
                          2005                   218,000
                          2006                   121,000
                        Thereafter               212,000

                                              $1,378,000

NOTE 9	STOCKHOLDERS' EQUITY

Authorized Common Stock

The Company is authorized to issue 100,000 shares of no par value common stock. As of December 31, 2001 the Company had 54,902 shares issued and outstanding. On December 12, 2001 the company entered into a stock subscription agreement to issue 13,726 shares of common stock to an employee of the Company for $1 per share (See Note 12).



NOTE 10	EMPLOYEE BENEFIT PLAN

Effective January 1, 2000, the Board of Directors approved a 401(k) savings plan covering all full-time employees. Subject to the approval by the Board of Directors, the Company has the discretion to match employee contributions each plan year. Expense attributable to Company contributions totaled $17,071 and $7,554 during 2001 and 2000, respectively.

                          SUPER PC MEMORY, INC.
                      NOTES TO FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 2001


NOTE 11	RELATED PARTY TRANSACTIONS

The Company assembles its products through a related party, which is 100% owned by a shareholder of the Company. The prices charged to the Company are based on the lowest price the assembler charges a non-related customer.
Total purchases from the related party charged to cost of goods sold for the years ended December 31, 2001 and 2000 amounted to $1,653,991 and $2,092,430, respectively (See Notes 5 and 8 for additional related party transactions).


NOTE 12	SUBSEQUENT EVENTS

On January 31, 2002, the Company's stockholders entered into an agreement with Cambex Corporation whereby the stockholders of the Company will tender their shares for 560,000 shares of Cambex common stock. The agreement also calls for the stockholders of the Company to receive 15% of the gross profit of the Company through December 31, 2004. The Company will become a wholly owned subsidiary of Cambex.

During 2002, 13,726 shares were issued to an employee at $1.00 per share pursuant to a stock subscription agreement (See Note 9).

Unaudited Pro Forma Combined Financial Information


On March 12, 2002, Cambex Corporation completed the acquisition of 100% of the outstanding common stock of Super PC Memory, Inc. and Super PC Memory, Inc. became a wholly-owned subsidiary of Cambex Corporation (the Transaction). The aggregate purchase price includes the issuance of 560,000 shares of Cambex common stock and payments based on the gross profit of the subsidiary through December 31, 2004. The sellers received 560,000 shares of Cambex Corporation common stock and will receive fifteen percent (15%) of Super PC Memory, Inc.'s gross profit for the period from March 12, 2002 through December 31, 2004, payable in quarterly installment payments pursuant to the terms of the Stock Purchase and Sale Agreement. The unaudited pro forma balance sheet set forth below gives effect to the Transaction as if it had been consummated on December 31, 2001. The unaudited pro forma statement of operations gives effect to the Transaction as if it occurred on January 1, 2001. The financial statements for Cambex Corporation as of December 31, 2001 and for the year ended December 31,2001 are derived from the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and incorporated herein by reference.

The pro forma adjustments reflecting the consummation of the Transaction are based upon the purchase method of accounting and upon the assumptions set forth in the notes hereto. This pro forma information should be read in conjunction with the audited financial statements and notes that are included in this document.

The pro forma adjustments do not reflect any operating efficiencies and cost savings which may be achievable with respect to the combined companies.

These pro forma financial statements do not purport to present results, which would actually have been obtained if the Transaction had been in effect during the period covered, or any future results which may in fact be realized. For purposes of Cambex's financial statements, Cambex will establish a new basis for Super PC's assets and liabilities based upon the fair values thereof. A final determination of the fair value of assets and liabilities, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma combined financial information are preliminary and have been made solely for purposes of developing such pro forma combined financial information. Cambex will undertake a study to determine the fair value of assets and liabilities and will make appropriate purchase accounting adjustments upon completion of that study.

                   CAMBEX CORPORATION AND SUBSIDIARIES

                 UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                          DECEMBER 31, 2001

                                ASSETS

                                   CAMBEX    SUPER PC    PRO FORMA
                                CORPORATION  MEMORY,INC. PURCHASE   PRO FORMA
                                HISTORICAL   HISTORICAL ADJUSTMENTS  COMBINED


CURRENT ASSETS:

   CASH AND CASH EQUIVALENTS    $   209,573 $    54,259           $  263,832

   ACCOUNTS RECEIVABLE, net         240,384   1,795,882            2,036,266


   INVENTORIES                      472,910     830,487(300,042)(A)1,003,355

   PREPAID EXPENSES                  56,729      18,006               74,735

      TOTAL CURRENT ASSETS      $   979,596 $ 2,698,634(300,042)   3,378,188

PROPERTY AND EQUIPMENT, at cost:
   MACHINERY AND EQUIPMENT      $ 3,052,887 $    11,880            3,064,767
   FURNITURE AND FIXTURES           162,625        -                 162,625
   LEASEHOLD IMPROVEMENTS           602,092        -                 602,092
                                $ 3,817,604 $    11,880            3,829,484

 LESS - ACCUMULATED DEPRECIATION
             AND AMORTIZATION     3,772,186       -                3,772,186

 NET PROPERTY AND EQUIPMENT     $    45,418 $    11,880               57,298

OTHER ASSETS
      DEFERRED OFFERING COSTS   $   427,975 $      -                 427,975
      GOODWILL                         -        302,907(302,907)(A)  168,070
                                                        168,070(A)
      OTHER                          37,830      18,510               56,340

        TOTAL OTHER ASSETS      $   465,805 $   321,417(134,837)     652,385

  TOTAL ASSETS                  $ 1,490,819 $ 3,031,931(434,879)  $4,087,871

                   CAMBEX CORPORATION AND SUBSIDIARIES

                 UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                          DECEMBER 31, 2001

                  LIABILITIES AND STOCKHOLDERS' INVESTMENT

                                   CAMBEX    SUPER PC    PRO FORMA
                                CORPORATION  MEMORY,INC. PURCHASE   PRO FORMA
                                HISTORICAL   HISTORICAL ADJUSTMENTS  COMBINED


CURRENT LIABILITIES:
CASH OVERDRAFT                  $      -    $   240,672           $  240,672
LINE OF CREDIT PAYABLE                 -      1,191,988            1,191,988
LOAN AGREEMENT                  $ 1,057,991 $      -               1,057,991
NOTES PAYABLE                     2,850,000        -               2,850,000
ACCOUNTS PAYABLE                    826,852     617,695            1,444,547
OBLIGATIONS FOR TRADE-IN MEMORY     240,000        -                 240,000
OTHER LIABILITIES-SHORT
 TERM PORTION                     2,629,765        -               2,629,765
ACCRUED EXPENSES                  1,950,672     180,497  125,000(B)2,256,169

 TOTAL CURRENT LIABILITIES      $ 9,555,280 $ 2,230,852  125,000  11,911,132

LONG TERM DEBT                  $ 1,273,730 $   401,863(401,863)(A)1,273,730
OTHER LIABILITIES-LONG
 TERM PORTION                        84,642        -                  84,642

STOCKHOLDERS' INVESTMENT:
PREFERRED STOCK, $ 1.00 PAR
 VALUE PER SHARE
 AUTHORIZED - 3,000,000 SHARES
	ISSUED - NONE

COMMON STOCK, $ .10 PAR VALUE
 PER SHARE
AUTHORIZED - 25,000,000 SHARES
 ISSUED                         $ 1,148,474 $ 411,765(411,765)(A)$ 1,204,474
                                                       56,000(A)
CAPITAL IN EXCESS OF PAR VALUE   16,268,677      -    185,200(A)  16,453,877
COMMON STOCK TO BE ISSUED              -       13,726 (13,726)(A)       -
LESS-SUBSCRIPTIONS RECEIVABLE          -     ( 13,726) 13,726(A)        -
ACCUMULATED OTHER
   COMPREHENSIVE INCOME             102,677      -                   102,677
RETAINED EARNINGS (DEFICIT)     (26,053,690) ( 12,549) 12,549(A) (26,053,690)
LESS - COST OF SHARES HELD
 IN TREASURY                       (888,971)     -               (   888,971)
TOTAL STOCKHOLDERS' INVESTMENT  $(9,422,833)$  399,216(158,016)  $(9,181,633)
TOTAL LIABILITIES AND
 STOCKHOLDERS' INVESTMENT       $ 1,490,819 $3,031,931(434,879)  $ 4,087,871

                  CAMBEX CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 2001


                                   CAMBEX    SUPER PC    PRO FORMA
                                CORPORATION  MEMORY,INC. PURCHASE   PRO FORMA
                                HISTORICAL   HISTORICAL ADJUSTMENTS  COMBINED


REVENUES                        $ 1,855,011 $22,555,562          $24,410,573
COST OF SALES                       892,297  16,505,549           17,397,846

Gross profit                    $   962,714 $ 6,050,013          $ 7,012,727

OPERATING EXPENSES:
   Research and development     $ 1,030,241 $      -             $ 1,030,241
   Selling                          504,399     456,848              961,247
   Salaries                            -      3,344,138            3,344,138
   Bad debts                           -      1,404,520            1,404,520
   General and administrative       420,357   2,551,046            2,971,403
   Depreciation and amortization       -        120,159              120,159
   Total operating expenses     $ 1,954,997 $ 7,876,711            9,831,708

OPERATING INCOME (LOSS)         $(  992,283)$(1,826,698)         $(2,818,981)

OTHER INCOME (EXPENSE):
    Interest expense               (551,000) (  228,674)          (  779,674)
    Interest and other income          -          4,966                4,966

INCOME (LOSS) BEFORE INCOME
 TAXES AND EXTRAORDINARY ITEMS  $(1,543,283)$(2,050,406)         $(3,593,689)
   Provision for income taxes          -           -                    -
INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEMS            $(1,543,283)$(2,050,406)         $(3,593,689)
  Extraordinary Items                  -           -                    -
NET INCOME (LOSS)               $(1,543,283)$(2,050,406)         $(3,593,689)
OTHER COMPREHENSIVE INCOME,
 NET OF TAX:
  Foreign Currency translation
   Adjustments                          212        -                     212
OTHER COMPREHENSIVE INCOME      $       212 $      -                     212
TOTAL COMPREHENSIVE INCOME(LOSS)$(1,543,071)$(2,050,406)         $(3,593,477)

INCOME(LOSS) PER COMMON SHARE   $     (0.16)                     $     (0.34)

Weighted Average Common
 Shares Outstanding               9,890,000            560,000(C) 10,450,000
Weighted Average Common and Common
Equivalent Shares Outstanding     9,890,000            560,000(C) 10,450,000

                    CAMBEX CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


(1) Description of the Transaction

On March 12, 2002, Cambex Corporation completed the acquisition of 100% of the outstanding common stock of Super PC Memory, Inc. and Super PC Memory, Inc. became a wholly-owned subsidiary of Cambex Corporation (the Transaction). The aggregate purchase price includes the issuance of 560,000 shares of Cambex common stock and payments based on the gross profit of the subsidiary through December 31, 2004. The sellers received 560,000 shares of Cambex Corporation common stock and will receive fifteen percent (15%) of Super PC Memory, Inc.'s gross profit for the period from March 12, 2002 through December 31, 2004, payable in quarterly installment payments pursuant to the terms of the Stock Purchase and Sale Agreement. The unaudited pro forma balance sheet gives effect to the Transaction as if it had been consummated on December 31, 2001. The unaudited pro forma statement of operations gives effect to the Transaction as if it occurred on January 1, 2001.


(2) Description of Pro Forma Adjustments

(A)The value assigned to goodwill is based on the purchase price over the amounts assigned to the identifiable assets acquired and liabilities of Super PC Memory, Inc. The allocation of the purchase price is as follows:

Common Stock(1)                             $241,200
Add: Transaction costs                       125,000

  Total Consideration                        366,200

Less: Net tangible assets acquired           198,130

Goodwill                                     168,070

(1)	The 560,000 shares of common stock of Cambex Corporation issued in connection with the Transaction is valued at the closing price on March 12, 2002, $0.52 per share less an estimated $50,000 cost of registration of the shares of common stock. Therefore, the allocation of the common stock issued is $56,000 to common stock for the par value of shares issued and the balance to capital in excess of par value.

Reflects the elimination of Super PC Memory, Inc. common stock and retained earnings in the amount of $411,765 and $(12,549), respectively.

(B) The accrued expense adjustment represents the accrued estimated transaction costs to be incurred as a result of the Transaction. The costs are primarily the Company's legal, accounting, stock registration fees and similar expenses.

(C) Reflects additional shares issued to Super PC Memory, Inc. shareholders.

(c) Exhibits.


2.1	Stock Purchase and Sale Agreement dated as of January 31, 2002 by and among Cambex Corporation, Super PC Memory, Inc., Son T. Pham, Simon Le and Richard G. Schaefer (included as Exhibit 2.1 to the Company's Current Report on Form 8-K dated March 27, 2002, and is incorporated herein by reference).

23.1 Consent of Weinberg & Company, P.A.

99    Press Release dated March 25, 2002 (included as Exhibit 99 to the
Company's Current Report on Form 8-K dated March 27, 2002, and is incorporated herein by reference).

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             CAMBEX CORPORATION
                             (Registrant)


Date: May 30, 2002        By:/s/Joseph F. Kruy
                             Joseph F. Kruy
                             President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
Number      Description


2.1	Stock Purchase and Sale Agreement dated as of January 31, 2002 by and among Cambex Corporation, Super PC Memory, Inc., Son T. Pham, Simon Le and Richard G. Schaefer (included as Exhibit 2.1 to the Company's Current Report on Form 8-K dated March 27, 2002, and is incorporated herein by reference).

23.1 Consent of Weinberg & Company, P.A.

99    Press Release dated March 25, 2002 (included as Exhibit 99 to the
Company's Current Report on Form 8-K dated March 27, 2002, and is incorporated herein by reference).